  Prospectus
October 28, 1998







-------------------------DARUMA MID-CAP VALUE FUND----------------------------








                                                                          DARUMA

                           DARUMA MID-CAP VALUE FUND
                              60 EAST 42ND STREET
                                   SUITE 1112
                               NEW YORK, NY 10165
                                 (800) 435-5076

                                                                October 28, 1998

     The Daruma Mid-Cap Value Fund (the 'Fund') is a series of The Daruma Funds, Inc. (the 'Company'), a no-load diversified, open-end management investment company incorporated in the State of Maryland. The Fund's objective is to seek long-term capital appreciation by investing primarily (at least 65% of its total assets under normal circumstances) in the common stocks of medium capitalization companies. Current income is incidental to the Fund's investment objective. The Fund seeks to provide investors an opportunity to participate in the long-term growth of the economy through the investment returns offered by the common stocks of companies which are undervalued and whose earnings growth prospects are improving. The Fund is designed for long-term investors who can accept stock market risk as well as the more volatile returns of mid-cap stocks vs. 'blue chip' stocks. There can be no assurance that the Fund's investment objective will be met.

              INVESTMENT ADVISER -- DARUMA ASSET MANAGEMENT, INC.

     The Fund is offered on a no-load basis and there are no sales commissions, exchange, redemption or 12b-1 fees. The Fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. The minimum initial purchase requirement for retirement and UGMA (Uniform Gifts to Minors Act) accounts as well as accounts established with automatic investment plans is $500.

     This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. It should be read and retained for future reference. The Statement of Additional Information, dated October 28, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy of the Statement of Additional Information, write or call the Fund at the address or telephone number shown above. The Commission maintains a website (http:www.sec.gov) that contains the SAI, the material incorporated by reference and other information regarding the Fund.

                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
      COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
        ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                  TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   FUND FACTS

INVESTMENT OBJECTIVE

     To provide long-term capital appreciation by investing, under normal circumstances, at least 65% of its total assets in medium capitalization (mid-cap) companies.

INVESTMENT STRATEGY

     The Fund invests in undervalued mid-cap companies whose anticipated earnings growth, the Adviser believes, will accelerate. The Fund believes that buying the common stock of companies that are cheap and changing provides the best combination of risk and reward. Companies with equity market capitalization from $500 million to $7 billion at the time of investment are considered mid-cap companies. The company may revise this standard based on market conditions.

     The Fund will invest in a portfolio normally composed of approximately 35 common stocks representing the Adviser's best ideas, diversified among a broad range of industries.

WHY FOCUS ON MID-CAP STOCKS?

     Generally, mid-cap stocks are subject to less volatility than small-cap stocks. By focusing on the mid-cap sector, the Fund hopes to capture most of the long-term outperformance smaller companies generate versus larger companies, while experiencing less volatility and risk.

     Secondly, the mid-cap universe is not well followed on Wall Street, allowing the Adviser's emphasis on primary research to add value.

     Thirdly, medium-sized companies historically undergo evolutionary changes in their businesses at a faster rate than large companies do, allowing for more frequent investment opportunities.

WHO SHOULD INVEST IN THE FUND?

     Investors who have a long-term time horizon and are willing to take on the additional risk of investing in mid-cap stocks. This is an appropriate vehicle for individuals, educational funding accounts, trusts, foundations, endowments, as well as IRAs and other tax-deferred accounts.

FEES & SALES CHARGES

     The Daruma Mid-Cap Value Fund is 100% no-load. There are no sales charges, no 12b-1 fees, no redemption fees and no fees associated with the reinvestment of dividends.

PURCHASE AND REDEMPTION OF FUND SHARES

     A complete description regarding the alternatives available to shareholders for the purchase and/or redemption of Fund shares is provided under 'Purchase of Shares' on page 13 and 'Redemption of Shares' on page 14 of this Prospectus.

MINIMUM INVESTMENT

     The Fund's minimum initial investment is $1,000 and subsequent investments are $100. For retirement and UGMA (Uniform Gifts to Minors Act) accounts and accounts established with automatic investment plans, the minimum initial requirement is $500.

                             FUND TABLE OF CONTENTS

                                           PAGE
                                           ----
Fund Expenses...........................     3
Financial Highlights....................     4
Investment Objective....................     7
Investment Policies.....................     7
Investment Risks........................    10
Investment Restrictions.................    11
Management of the Fund..................    12

                                           PAGE
                                           ----
           SHAREHOLDER GUIDE
Purchase of Shares......................    13
Choosing a Distribution Option..........    16
Redemption of Shares....................    14
Dividends and Distributions.............    16
Taxes...................................    16
Net Asset Value.........................    18


                               FUND EXPENSE TABLE

     Unless otherwise indicated, the expenses shown below are for the current fiscal year. The Adviser has voluntarily agreed to reimburse and/or waive fees so that the Fund's operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses will not exceed 1.50%.

     The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund.

Shareholder Transaction Expenses:
     Sales Load Imposed on Purchases.........................................................   None
     Sales Load Imposed on Reinvested Dividends..............................................   None
     Deferred Sales Load.....................................................................   None
     12b-1 Fee...............................................................................   None
     Redemption Fee..........................................................................   None
Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees (after waivers)*........................................................   0.00%
     Other Expenses (after expense reimbursements)**.........................................   1.49%
                                                                                                ----
     Total Estimated Fund Operating Expenses (after fee waivers and expense
      reimbursements)***.....................................................................   1.49%
                                                                                                ----
                                                                                                ----

     The above table is designed to assist you in understanding the various costs and expenses that a shareholder would bear directly or indirectly as an investor in this Fund. See 'Management of the Fund'. The Adviser has voluntarily undertaken to keep the total expenses of the Fund at or below 1.50% and intends to waive all management fees and assume other expenses, if and to the extent necessary, to maintain that expense ratio.

------------

  * Management fees for the year ended June 30, 1998 were 1.00% before taking into account fee waivers.

 ** Other expenses for the year ended June 30, 1998 were 1.97% before reimbursement of expenses.

*** Total Fund Operating Expenses for the year ended June 30, 1998 were 2.97% before waiver of fees and reimbursement of expenses by the adviser.

     The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return, and at a 1.50% expense ratio:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
Daruma Mid-Cap Value Fund..............................    $ 16       $49        $82        $179

     THIS EXAMPLE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights are part of the Fund's financial statements and have been audited by Ernst & Young LLP, Independent Auditors. The Fund's financial statements and Ernst & Young LLP's report on them are included in the Fund's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information and this Prospectus. Further information about the Fund's performance is contained elsewhere in this Prospectus and in the Fund's Annual Report to Shareholders for the period ended June 30, 1998. The information presented is historical and not intended to indicate future performance of the Fund.


                                                              FOR THE YEAR    FOR THE PERIOD
                                                                  ENDED           8/16/96
                                                                 JUNE 30,         THROUGH
                                                                   1998           6/30/97
                                                               ------------    --------------
Net Asset Value, Beginning of Period........................    $    12.90       $    10.00
Income from Investment Operations:
     Net investment loss....................................         (0.07)(d)        (0.07)(d)
     Net realized and unrealized gain on investments........          2.05             2.98
                                                               ------------    --------------
     Total from Investment Operations.......................          1.98             2.91
                                                               ------------    --------------
Less Distributions:
     Distributions from net realized gains..................         (1.55)           (0.01)
                                                               ------------    --------------
     Total Distributions....................................         (1.55)           (0.01)
                                                               ------------    --------------
Net Asset Value, End of Period..............................    $    13.33       $    12.90
                                                               ------------    --------------
                                                               ------------    --------------

Total Investment Return.....................................            16%              29%(c)

Ratios/Supplemental Data:
Net Assets, End of Period...................................    $3,139,406       $1,459,161
Ratio of Expenses to Average Net Assets(a)..................          1.49%            1.49%(c)
Ratio of Net Investment Loss to Average Net Assets(b).......         (0.50)%          (0.60)%(c)
Portfolio Turnover Rate.....................................            73%              46%

------------

 (a) The ratio of expenses to average net assets before waiver of fees and reimbursement of expenses by the investment adviser would have been 2.97% for the year ended June 30, 1998 and 5.10% for the period ended June 30, 1997.

 (b) The ratio of net investment loss to average net assets before the waiver of fees and reimbursement of expenses by the investment adviser would have been (2.00%) for the year ended June 30, 1998 and (4.21%) for the period ended June 30, 1997.

 (c) Not annualized.

 (d) Calculated using average shares outstanding during the period.

                                FUND PERFORMANCE

                                                                       DARUMA
                                                                    MID-CAP VALUE     S&P        RUSSELL
FOR THE PERIOD ENDING SEPTEMBER 30, 1998                                FUND         MIDCAP       2000
-----------------------------------------------------------------   -------------    ------      -------

Quarter..........................................................        - 23.9%     - 14.5%     - 20.1%
Year-to-date.....................................................        - 22.1      - 7.1       - 16.2
One Year.........................................................        - 19.4      - 6.1       - 19.0
Average Annual Total Return Since Inception*.....................          +6.4      +15.7         +6.5

------------
* Inception date of the Daruma Mid-Cap Value Fund was August 16, 1996.

     Large cap stocks continued to drive returns during the third quarter as investors' demand for liquidity at any cost dominated. Since April, small- and mid-cap stocks have been indiscriminately dumped despite their faster earnings growth rates, driving their valuation relative to larger stocks to an unprecedented low.

     This marked performance variance between large- and small-cap stocks is illustrated in the table above. The Fund's returns appear to be more closely associated with the returns of the small-cap sector. The reason for this is twofold. One, while we fish in a pond filled with stocks whose market capitalization range is between $500 million and $7 billion, the Fund's portfolio tends to weigh more heavily toward the lower end of the range, sporting an average weighted market cap of $1.5 billion. Two, the returns of our benchmark, the S&P MidCap Index, have been driven by a handful of very large technology stocks like America On-line, a company with a $24 billion market cap. This masks the lower returns of the general population of stocks in the mid-cap sector.

     Although our performance suffered during the third quarter, the Fund holds a portfolio of solid companies with good management and defensible balance sheets. We focus on what we want to own, not for next week, next month, or even next year, but for the next two to five years. We will not deviate from our investment strategy, which is finding reasonably priced stocks coupled with accelerating earnings growth rates that have the potential to appreciate by 50% over a two-period.

     The following graph illustrates the growth in value of $10,000 invested in the Fund from its inception to September 30, 1998.

    CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DARUMA MID-CAP VALUE FUND
                        COMPARED TO THE S&P MIDCAP INDEX
                AND THE RUSSELL 2000 FROM INCEPTION OF THE FUND
                     AUGUST 16, 1998 TO SEPTEMBER 30, 1998


                              [PERFORMANCE GRAPH]


                        DARUMA FUND    S&P MIDCAP INDEX    RUSSELL 2000 INDEX
                        -----------    ----------------    ------------------

 8/16/96                   $10,000         $10,000             $10,000
 9/30/96                    10,380          10,428              10,598
12/31/96                    10,773          11,059              11,150
 3/31/97                    10,614          10,896              10,573
 6/30/97                    12,917          12,499              12,287
 9/30/97                    14,148          14,521              14,116
12/31/97                    14,638          14,649              13,643
 3/31/98                    15,627          16,278              15,015
 6/30/98                    14,986          15,946              14,315
 9/30/98                    11,400          13,640              11,430


NOTES TO PERFORMANCE:

     Past performance is not predictive of future performance. The S&P MidCap Index and the Russell 2000 are unmanaged indices. All performance returns include the reinvestment of income and capital gains distributions. The Daruma Mid-Cap Value Fund's returns are stated net of all fees and expenses. Further information relating to Fund performance including expense reimbursements, is contained in the Financial Highlights section of this Prospectus.

                              INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek long-term capital appreciation by investing, under normal circumstances, at least 65% of its total assets in the common stocks of medium capitalization companies (companies with market capitalization ranging from $500 million to $7 billion), including common stocks of companies listed on the S&P MidCap Index, although the Company's Board of Directors may change this definition based on market conditions. Current income is incidental to the Fund's investment objective. There can be no assurance that the Fund's investment objective will be met. The Fund attempts to achieve its investment objective by investing primarily in common stocks.

                              INVESTMENT POLICIES

     The Adviser believes that original research drives performance. The Adviser, on behalf of its clients, invests in companies that it believes are about to undergo significant positive changes in earnings growth, and whose valuations do not yet reflect such changes. The Adviser attempts to identify those mid-cap companies that meet these investment criteria by conducting its own thorough and original research.

     The Fund will normally consist of a portfolio of approximately 35 securities considered by the Adviser to be the companies with the most compelling risk/reward profiles. The Adviser believes that by investing in a portfolio of approximately 35 companies, the Fund will be able to diversify its holdings and avoid certain of the risks associated with an investment in mid-cap companies. Although the Fund will invest, under normal circumstances, at least 65% of its total assets in the common stocks of medium capitalization companies, it may also invest in other types of equity and debt securities such as nonconvertible and convertible preferred stocks, bonds and warrants, foreign securities (such as ADRs), U.S. government and agency securities, short-term fixed income securities, and may retain assets in cash or cash equivalents, when the investment in such securities is considered consistent with the Fund's investment objective by the Adviser. The Fund will only invest in investment grade bonds and short-term fixed income securities having an S&P rating at the time of investment of at least, or equivalent to, BBB (which rating may have speculative characteristics) or, if unrated, determined by the Adviser to be of comparable quality. The values of debt and fixed income securities are likely to decline in times of rising interest rates and to rise in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security. Securities in the lowest investment grade debt category generally have higher yields, may have speculative characteristics and, as a result, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher investment grade securities. Although the Fund currently does not do so, it may, from time to time, invest more than 25% of the value of its total assets in the securities of other investment companies (open or closed-end) and up to 5% of its total assets in the securities of any one other investment company. The Fund will not pursue such a strategy unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the 'Commission'), if so required, or the Commission issues rules permitting such a concentration of investments in investment companies. There is no assurance that the Commission would grant any order requested by the Fund or adopt any rules allowing such a strategy. Shareholders should be aware that such an investment would result in a layering of fees. The Fund may not necessarily buy any or all of these types of securities, or use any or all of the techniques described in this prospectus.

CURRENCY FLUCTUATIONS

     Investments in foreign securities may be denominated in foreign currencies. The value of Fund investment denominated in foreign currencies may be effected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulation. The Fund's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in difference countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be effected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, the Fund may incur costs in connection with conversions between various currencies.

     The expected introduction of a single currency, the euro, on January 1, 1999, for participating nations in the European Economic and Monetary Union presents unique uncertanties, including whether the payment and operationsl systems of banks and other financial instituions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factions, including political and economic risks, could cause market disruption before or after the introduction of the euro, and could adversely affect the value of securities held by the Fund.

                         ADDITIONAL INVESTMENT POLICIES

Borrowing....................................  The Fund may from time to time, borrow money from banks for temporary, and/or extraordinary purposes. The Fund does not intend to engage in reverse repurchase agreements. Such
                                                 borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities. The Fund will not purchase additional securities when borrowings exceed
                                                 5% of total assets.
Illiquid Securities..........................  The Fund may invest up to 15% of its net assets in illiquid securities, (i.e., securities that cannot be expected to be sold within seven days at approximately the price at which they are valued); including restricted securities and repurchase
                                                 agreements maturing in more than seven days. The Fund may trade in restricted securities that may be offered and sold only to
                                                 'qualified institutional buyers' under Rule 144A of the
                                                 Securities Act of 1933, and the Fund's Board of Directors
                                                 determines that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the
                                                 Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. Because the institutional trading market is relatively new, it is not
                                                 possible to predict with assurance

                                                 exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of
                                                 increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time
                                                 uninterested in purchasing Rule 144A securities. Generally, foreign securities freely tradeable in their principal markets are not considered restricted or illiquid securities. Illiquid securities may be difficult for the Fund to value or dispose of because of the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which may be costly.
Temporary Investments........................  When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as U.S. Treasury bills, high quality commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements
                                                 collateralized by U.S. Government securities. To the extent that the Fund is investing in these temporarily defensive
                                                 instruments, it will not be pursuing its investment objective.
Repurchase Agreements........................  Subject to guidelines established by the Company's Board of
                                                 Directors, the Fund may enter into repurchase agreements. In a repurchase agreement the Fund effectively makes a loan by
                                                 purchasing a U.S. Government security and simultaneously
                                                 committing to resell that security to the seller at an agreed upon price on an agreed upon date (usually not more than seven days) from the date of purchase. Repurchase agreements may be entered into with a Federal Reserve System bank or 'primary dealers' in U.S. Government securities.
Foreign Securities...........................  The Fund will not invest more than 15% of its total assets in foreign debt and/or equity securities, or ADRs. Foreign
                                                 securities investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, and the possibility of imposition of exchange controls.
                                                 These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations.
                                                 Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S.
                                                 markets and may offer less protection to investors such as the
                                                 Fund. In addition, dividends and interest paid by foreign
                                                 issuers may be subject to withholding and other foreign taxes, and transaction costs such as brokerage commissions are
                                                 generally higher than in the United States.
Short Sales..................................  The Fund will only make short sales (up to a maximum of 10%) that are short sales of securities 'against the box'. A short sale
                                                 'against the box' is a sale of a security that the Fund at all times during which the short position is open either owns an equal amount of or has the

                                                 immediate and unconditional right to acquire at no additional cost. The Fund will make short sales 'against the box' as a form of hedging to offset potential declines in long positions in the same or similar securities.
Portfolio Turnover...........................  The Fund's portfolio turnover rate will be influenced by the
                                                 Fund's investment objectives, other investment policies, market conditions and the need to meet redemptions. While the rate of portfolio turnover will not be a limiting factor when the
                                                 Adviser deems changes appropriate, it is anticipated that given the Fund's objective, its annual portfolio turnover should not generally exceed 100%. (A portfolio turnover rate of 100% would occur, for example, if all of the stocks in the Fund were
                                                 replaced over a period of one year.)
                                               High turnover (generally in excess of 100%) involves
                                                 correspondingly greater brokerage commissions and other
                                                 transaction costs. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs.

     Except as noted elsewhere in this prospectus, the aforementioned investment policies and practices are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of outstanding voting securities of the Fund as defined by the Investment Company Act of 1940, as amended. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities, which cannot be changed without such a vote, appears in the Statement of Additional Information.

                                INVESTMENT RISKS

     The Fund is designed for long-term investors who are willing to invest without concern for current income and to accept the risks associated with investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them and their tolerance for risk before investing in the Fund. The Fund, which will be primarily invested in common stocks of mid-cap companies, is subject to different risk profiles. Market risk is risk associated with price declines over short or extended periods of time. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Economic growth has been punctuated by periodic declines where share prices of even the best managed and most profitable companies decline. Stocks of mid-cap companies may not be well known to the public, have lower trading volume and may be more volatile in price than larger capitalized stocks included in the S&P 500 Stock Index. Thus, the Fund should only be used as an investment vehicle for those with longer time horizons, and should not be used to capture short-term swings in the market.

     Although the Fund is diversified within the meaning of the Investment Company Act of 1940, it will normally invest in a limited number (approximately
35) of securities. Thus this Fund may contain more risk than other funds with a similar objective invested in a broader range of securities. To the extent that the Fund invests in a limited number of securities, it may be more susceptible to any single, corporate, economic, political or regulatory occurrence than a more widely diversified fund.

                            INVESTMENT RESTRICTIONS

     As a diversified investment company the Fund has adopted certain fundamental restrictions which may not be changed without the approval of a majority of the outstanding voting shares, as that term is defined in the Investment Company Act of 1940. These restrictions are provided in greater detail in the Statement of Additional Information and provide, in part, that the Fund will not:

          (a) with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer, excluding obligations of the U.S. Government;

          (b) own more than 10% of the outstanding voting securities of any one issuer;

          (c) invest more than 25% of its total assets in any one industry except U.S. Government obligations; or

          (d) invest in companies for the purpose of exercising control of management.

     In addition to the aforementioned investment restrictions, and in addition to other restrictions listed in the Statement of Additional Information, the Fund may not (except where specified):

          (i) purchase securities on margin or borrow money, except from banks for temporary and/or extraordinary purposes;

          (ii) mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (i) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of total assets;

          (iii) lend portfolio securities of value exceeding in the aggregate one third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions; or

          (iv) make loans to others, except through the purchase of portfolio investments, including repurchase agreements.

YEAR 2000 RISKS

     Many services provided to the Company and the Fund by the Adviser and the Company's other service providers (collectively, the 'Service Providers') rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the 'Year 2000 Issue'). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Company operations.

     The Service Providers recognize the importance of the Year 2000 Issue and have advised the Company that they are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the year 2000 Issue than major U.S. entities, which could adversely affect any foreign investments by the Fund.

     The Adviser and the Company have been informed that all of the Service Providers anticipate that their systems will be adopted in time for the year 2000. The Company and the Adviser will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers.

                             MANAGEMENT OF THE FUND

ADVISER

     Daruma Asset Management, Inc., a registered investment adviser, is a New York corporation with its principal office located at 60 East 42nd Street, Suite 1112, New York, New York 10165. The Adviser has been retained by the Board of Directors as the investment adviser for the Fund pursuant to an Investment Advisory Agreement entered into with the Fund. Mariko O. Gordon, President and Chief Investment Officer of the Adviser, is primarily responsible for supervising the Fund's daily investment management activities. The Adviser had assets under management of approximately $156,000,000 at July 31, 1998. Ms. Gordon has over twelve years' experience in the investment management business. Prior to founding the Adviser in 1995, Ms. Gordon was an equity owner in and Director of Research at Valenzuela Capital Management, Inc. ('VCM') from 1990 to 1995, a firm specializing in small- to mid-cap stocks with over $1 billion under management. Ms. Gordon's sole responsibility at VCM was portfolio management. Prior to joining VCM, from 1987 to 1990, she was the Director of Systematic Research at Royce & Associates, Inc., an investment firm specializing in small-cap value stocks and adviser to several mutual funds, including the Pennsylvania Mutual Fund. Ms. Gordon started her investment career as a research analyst at Manning & Napier Advisors, Inc., a firm managing $2 billion for ERISA and Taft-Hartley clients. Ms. Gordon is a Chartered Financial Analyst and a graduate of Princeton University.

     The Fund's Annual Report to shareholders contains information regarding the Fund's performance and will be provided without charge, upon request.

ADVISER'S FEES

     According to the terms of the Investment Advisory Agreement, the Fund will pay a monthly advisory fee at an annual rate equal to 1% of the first $100 million of the Fund's average daily net assets; 0.75% of the next $100 million of such net assets; and 0.50% of the Fund's average daily net assets of more than $200 million. Any portion of the advisory fee received by the Adviser may be used by the Adviser to provide investor and administrative services. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund, including distribution expenses. This would have the effect of lowering the overall expense ratio of the Fund and of increasing total return to investors in the Fund. See 'Expense Limitation' in the Statement of Additional Information.

OTHER EXPENSES

     In addition to the Adviser's management fee, the Fund bears the costs of the following: shareholder servicing expenses; custodial, transfer agent, accounting, legal and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; state and federal registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

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


                               PURCHASE OF SHARES

INITIAL INVESTMENTS BY MAIL

     Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application Form and mailing it to the Fund at the address noted below, together with a check (subject to the Fund's minimum investment) payable to:

U.S. Mail:      Daruma Mid-Cap Value Fund
    or          c/o American Data Services, Inc.
Overnight       150 Motor Parkway, Suite 109
                Hauppauge, NY 11788

     The minimum initial investment in the Fund is $1,000. Retirement and UGMA (Uniform Gifts to Minors Act) accounts, as well as accounts established with automatic investment plans, however, may initially invest a minimum of $500. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

INITIAL INVESTMENTS BY WIRE

     Subject to acceptance by the Fund, shares of the Fund may be purchased by wiring immediately available federal funds (subject to the Fund's minimum investment) to the Fund's custodian, Star Bank (the 'Custodian') (see instructions below). The minimum initial investment in the Fund is $1,000. Retirement and UGMA (Uniform Gifts to Minors Act) accounts, as well as accounts established with automatic investment plans, however, may initially invest a minimum of $500. In order to wire funds, you must first call the Fund's transfer agent, American Data Services, Inc. (the 'Transfer Agent'), at 888-532-7862 to set up your account and obtain an account number. You should be prepared to provide the information on the application to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

               Star Bank, N.A. Cinti/Trust
               ABA #0420-0001-3
               Ref: Daruma Mid-Cap Value Fund
               DDA #485776538
               Shareholder Account Number: ______________________
               Account Name: ____________________________________

     You are required to mail a signed application to the transfer agent, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788, in order to complete your initial wire purchase. Wire orders will be accepted only on a day which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

ADDITIONAL INVESTMENTS

     Additional investments may be made at any time subject to the Fund's minimum subsequent investment of $100, by mailing a check to the Fund at the address noted under 'Initial Investments by Mail' (payable to Daruma Mid-Cap Value Fund) or by wiring monies to the Custodian using the instructions outlined above (Initial Investments by Wire).

     Additional investments may also be made by the Automatic Investment Plan which allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Daruma Fund account on the monthly or quarterly schedule you select. For more information on the Automatic Investment Plan please call the Fund at 800-435-5076.

     The purchase price paid for initial and subsequent purchases of shares of the Fund is the current public offering price, that is, the next determined net asset value of the shares after the order is placed. See 'Net Asset Value' herein. The Fund reserves the right to reject any subscription for shares.

     The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Purchases made by check will be invested and begin earning income on the next business day after the check is received.

     The Fund will not cancel any trade (purchase or redemption) believed to be authentic once the trade has been received. If your check or wire does not clear, your transaction will be canceled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

     Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ('Shareholder Organizations'). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. THE FUND DOES NOT PAY TO OR RECEIVE COMPENSATION FROM SHAREHOLDER ORGANIZATIONS FOR THE SALE OF THE FUND'S SHARES.

RETIREMENT PLANS

     The Fund offers a wide range of plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs and Keoghs (profit sharing, money purchase pension). For information on IRAs and all other retirement plans, please call the Fund at (800) 435-5076.

                              REDEMPTION OF SHARES

     The Fund allows you to redeem shares without redemption fees. You may redeem any portion of your account at any time. Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

     BY MAIL. The Fund will redeem its shares at the net asset value next determined after the request is received if all the required documentation is received in 'good order'. The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange (the 'NYSE') and the Fund are open for business. Requests should be addressed to Daruma Mid-Cap Value Fund, c/o American Data Services, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788.

     Requests in 'good order' must include the following information and documentation:

          (1) The account number and fund name;

          (2) The amount of the transaction (specified in dollars or shares);

          (3) Signatures of all owners EXACTLY as they are registered on the account;

          (4) Any certificates that you hold for the account; any required signature guarantees (see 'Signature Guarantees' below); and

          (5) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     If you are not certain of the requirements for a redemption, please call Shareholder Services at (888) 532-7862. Redemptions specifying a certain date or share price cannot be accepted and will be returned.

SIGNATURE GUARANTEES

     To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ('STAMP'), the Stock Exchange Medallion Program ('SEMP') or the New York Stock Exchange Medallion Signature Program ('MSP'). Shareholders may contact Shareholder Services at (888) 532-7862 for further details.

BY TELEPHONE

     Shareholders, who have elected on their application form telephone redemption privileges, may redeem by telephone provided the proceeds are mailed to their address of record. To redeem shares by telephone, you or your preauthorized representative may call shareholder services at (888) 532-7862. Redemption requests received by telephone by 4:15 p.m. eastern time are processed on the day of receipt; redemption requests received by telephone after 4:15 p.m. eastern time are processed on the business day following receipt. TELEPHONE REDEMPTIONS WILL NOT BE PERMITTED FOR A PERIOD OF SIXTY DAYS AFTER A CHANGE IN THE ADDRESS OF RECORD. The Fund has authorized the Transfer Agent to act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time. If you have trouble making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by our transfer agent in Good Order.

FURTHER REDEMPTION INFORMATION

     Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

     Other than as described above, payment of the redemption proceeds will be made within five days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the 'SEC').

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to pay dividends from net investment income annually in December. The Fund also intends to distribute its net realized capital gains, if any, in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder chooses otherwise. Dividends and distributions may be made on a more frequent basis to comply with the distribution requirement of the Internal Revenue Code.

CHOOSING A DISTRIBUTION OPTION

     Distribution of dividends from the Fund may be made in accordance with several options. A shareholder may select one of two distribution options:

          1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected the all cash option.

          2. All Cash Option. Both dividend and capital gains distributions will be paid in cash.

                                     TAXES

     The Fund intends to qualify under the Internal Revenue Code of 1986, as amended, as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income taxes on the investment company taxable income and long-term capital gains that it distributes to its investors, provided that at least 90% of its investment company taxable income for the taxable year is distributed. Shareholders will receive information annually as to the tax status of distributions made by the Fund for the calendar year. Distributions paid from a Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of the Fund's dividend may qualify for the corporate dividends-received deduction, subject to certain limitations. The portion of a Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations.

     Distributions paid from long-term capital gains of a Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long a shareholder has held Fund shares. The Taxpayer Relief Act of 1997 ('Act'), enacted in August 1997, dramatically changed the taxation of net capital gains by applying different rates thereto depending on the taxpayer's holding period and marginal rate of federal income tax. Under the Act different maximum tax rates apply to a non-corporate taxpayer's holding period. These rates are generally 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. A fund must divide each net capital gain distribution into 28% and 20% rate gain distributions (in accordance with the holding periods for the securities it sold that generated the distributed gain). However, as a result of recent legislation, the 18 month holding period has been eliminated. Accordingly, for sales of capital assets on or after January 1, 1998, the maximum tax rate of 20% would be applicable if the capital asset was held for more than one year.

     The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of the redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

     At the time of the shareholder's purchase, the Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

     Keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, regardless of whether you are investing your distributions or receiving them in cash, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have. Prospective investors should, therefore, inquire about potential distributions before investing.

     The Fund is required to withhold 31% of taxable dividends, capital gain distributions and redemptions that are paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid the withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to backup withholding.

                                NET ASSET VALUE

     Purchases and redemptions are made at net asset value. The Transfer Agent determines net asset value per share as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. Net asset value is determined by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

     Market values for securities listed on an exchange are based upon the latest quoted sales prices as of 4:00 p.m. eastern time, on the valuation date. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid price. Temporary cash investments and debt obligations with 60 days or less remaining to maturity are valued at cost, unless the Board of Directors determines that this does not represent fair value. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities for which market quotations are not readily available or which are restricted as to sale, and other assets are valued by such methods the Board of Directors deems in good faith to reflect fair value.

     The Transfer Agent computes the Fund's net asset value once daily on Monday through Friday, at 4:15 p.m. New York time, except on the holidays listed under 'Net Asset Value' in the Statement of Additional Information.

                                FUND PERFORMANCE

     From time to time, the Fund may include in communications to current or prospective shareholders figures reflecting total return over various time periods. 'Total return' is the rate of return on an amount invested in a Fund from the beginning to the end of the stated period. 'Average annual total return' is computed by calculating the percentage change in the value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions to the end of the specified period. Total returns are historical measures of past performance and are not intended to indicate future performance.

     The Fund may compare its performance with performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's ('S&P') 500 Index, S&P MidCap Index and the Russell 2000 Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indications may be comprised of securities that differ significantly from the Fund's investments.

     Additional information about the performance of the Fund is contained in the SAI under 'Performance Data' and is also contained in the Fund's annual report to shareholders, both of which you may obtain by calling 1-800-435-5076, or E-mail at darumanyc@aol.com.

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


                          DESCRIPTION OF COMMON STOCK

     The Company was incorporated in the State of Maryland on May 13, 1996, and began operations on August 16, 1996. The authorized capital stock of the Company consists of one billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The Company's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into one series. Shares of any series or class will have identical voting rights, except where, by law, certain issues must be approved by a majority of the shares of the affected series or class. Each share of any series or class of shares when issued will have equal dividend, distribution, liquidation and voting rights for which it will be issued and each fractional share will have those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor. As of July 24th, 1996, certain persons purchased 10,189 shares of the Fund at an initial purchase price of $10.00 per share.

     The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Special meetings may be called for purposes such as electing and removing Directors, changing fundamental investment policies or approving an investment management contract. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

                            SHAREHOLDER INFORMATION

     General information about the Fund may be requested in writing to the shareholder servicing department of the Fund, 60 East 42nd Street, Suite 1112, New York, New York 10165 or by calling the Fund at (212) 687-1473 or (800) 435-5076.

                     CUSTODIAN, TRANSFER AND DIVIDEND AGENT

     Star Bank, N.A. of Cincinnati, Ohio, serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., Hauppauge, New York, is the Fund's transfer and dividend agent.

                        COUNSEL AND INDEPENDENT AUDITORS

     Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Werner & Kennedy, 1633 Broadway, New York, New York 10019. Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, NY 10019, serve as auditors for the Fund.